SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-7797


                     February 24, 2003 (February 19, 2003)
               Date of Report (Date Of Earliest Event Reported)


                                PHH Corporation
            (Exact name of Registrant as specified in its charter)


         Maryland                                             52-0551284
(State or Other Jurisdiction of                              (IRS Employer
Incorporation or Organization)                            Identification No.)


1 Campus Drive, Parsippany, New Jersey                           07054
(Address of Principal Executive Office)                        (Zip Code)


                                (973) 428-9700
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.


         On February 18, 2003, we filed a Prospectus Supplement, dated February 13, 2003, to the Prospectus dated November 1, 2000, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-46434) (the "Registration Statement"), relating to the offering of $400,000,000 aggregate principal amount of our 6.000% Notes due 2008 and $600,000,000 aggregate principal amount of our 7.125% Notes due 2013 (collectively, the "Notes"). On February 13, 2003, we entered into an Underwriting Agreement with Banc of America Securities LLC, Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., Daiwa Securities SMBC Europe Limited, Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc., Wachovia Securities, Inc. and Goldman, Sachs & Co., relating to the offering and sale by us of the Notes under the Registration Statement. The Notes were issued under the Indenture, dated as of November 6, 2000, as amended and supplemented by Supplemental Indenture No. 1, dated as of November 6, 2000, and Supplemental Indenture No. 3, dated as of May 30, 2002, between us and Bank One Trust Company, N.A., as trustee. In connection with this offering, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering and the press release regarding the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

Item 7.  Exhibits.

(c) Exhibits

Exhibit
   No.             Description

1.1 Underwriting Agreement, dated February 13, 2003, between PHH Corpora tion and Banc of America Securities LLC, Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., Daiwa Securities SMBC Europe Limited, Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc., Wachovia Securities, Inc. and Goldman, Sachs & Co.

4.1 Indenture, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.0 to the Company's Current Report on Form 8-K dated December 12, 2000).

4.2 Supplemental Indenture No. 1, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 12, 2000).

4.3 Supplemental Indenture No. 3, dated as of May 30, 2002, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated June 4, 2002).

4.4       Form of 6.000% Note.

4.5       Form of 7.125% Note.

5.1       Opinion of Eric J. Bock regarding the legality of the Notes.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            CENDANT CORPORATION


                                            By:  /s/ Eric J. Bock
                                                -------------------------------
                                                Eric J. Bock
                                                Executive Vice President, Law
                                                and Corporate Secretary


Date: February 24, 2003

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                              CENDANT CORPORATION
                          CURRENT REPORT ON FORM 8-K
              Report Dated February 24, 2003 (February 19, 2003)


                                 EXHIBIT INDEX



Exhibit
   No.    Description

1.1 Underwriting Agreement, dated February 13, 2003, between PHH Corpora tion and Banc of America Securities LLC, Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., Daiwa Securities SMBC Europe Limited, Greenwich Capital Markets, Inc., Scotia Capital (USA) Inc., Wachovia Securities, Inc. and Goldman, Sachs & Co.

4.1 Indenture, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.0 to the Company's Current Report on Form 8-K dated December 12, 2000).

4.2 Supplemental Indenture No. 1, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 12, 2000).

4.3 Supplemental Indenture No. 3, dated as of May 30, 2002, between PHH Corporation and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated June 4, 2002).

4.4       Form of 6.000% Note.

4.5       Form of 7.125% Note.

5.1       Opinion of Eric J. Bock regarding the legality of the Notes.